UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017 (June 30, 2017)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor New York, New York 10110		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 515-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01   Entry Into a Material Definitive Agreement

On June 30, 2017, Vince, LLC (the “Borrower”), an indirect wholly owned subsidiary of Vince Holding Corp. (the “Company”), entered into a Waiver, Consent and First Amendment (the “Term Loan Amendment”) to the credit agreement, dated as of November 27, 2013, among Vince, LLC, Vince Intermediate Holdings, LLC, the guarantors party thereto, Bank of America, N.A. (“BofA”), as administrative agent, and each lender party thereto, as amended from time to time, with respect to the Borrower’s term loan facility (the “Term Loan Facility”).

The Term Loan Amendment, among other things, (i) waives the Consolidated Net Total Leverage Ratio (as defined in the Term Loan Facility) covenant for the test periods from July 2017 through and including April 2019; (ii) requires the Borrower, beginning with the payment due on or around January 2018, to pay a quarterly amortization payment of $3.0 million for such fiscal quarter and $2.0 million for each fiscal quarter thereafter, provided that the Borrower has not less than $15.0 million of “availability” under the credit agreement, dated as of November 27, 2013, among Vince, LLC, the guarantors party thereto, BofA and each lender party thereto, as amended from time to time, with respect to the Borrower’s revolving credit facility, on a pro forma basis immediately before and after giving effect to such amortization payment; (iii) prohibits the Borrower from making any payments on the Tax Receivable Agreement (as defined below) before the first amortization payment referenced above is made or if the Borrower is not current on any of the foregoing amortization payments; (iv) increases the applicable margin by 2.0% per annum on all term loan borrowings; (v) requires the Borrower to pay a fee to consenting lenders equal to 0.5% of the outstanding principal amount of such lender’s term loans as of the effective date of the Term Loan Amendment; (vi) eliminates the Borrower’s and any loan party’s ability to designate subsidiaries as unrestricted and to make certain payments, restricted payments and investments with certain funds considered “available excess amount” (as defined in the Term Loan Facility); (vii) eliminates the uncommitted incremental facility; and (viii) limits certain intercompany transactions between a loan party and a non-loan party subsidiary.

The effectiveness of the Term Loan Amendment is conditioned upon the Borrower receiving at least $30.0 million of proceeds in connection with the Company’s potential rights offering (including any backstop commitment from Sun Capital Fund V, L.P., an affiliate of the Company’s majority shareholder, as previously announced) and using a portion of such proceeds to prepay $9.0 million in principal amount of outstanding loans under the Term Loan Facility. As a result, the Term Loan Amendment may not be effective prior to July 31, 2017, which is the date on or around when the Consolidated Net Total Leverage Ratio covenant is next tested. Therefore, the Borrower, concurrently with the execution and delivery of the Term Loan Amendment entered into a side letter waiver (the “Waiver Letter”) with certain lenders under the Term Loan Facility and BofA, as agent, to waive the Consolidated Net Total Leverage Ratio covenant for the July testing period, subject to certain conditions. If the proposed rights offering is not consummated for any reason, the changes, modifications and waiver described above with respect to the Term Loan Facility will not become effective. In that event, the Borrower may not be in compliance with certain covenants under the Term Loan Facility, including the Consolidated Net Total Leverage Ratio covenant.

Further details are contained in, and this description is qualified in its entirety by, the Term Loan Amendment and the Waiver Letter, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 28, 2017, the Borrower, on June 22, 2017, entered into: (i) a Second Amendment (the “ABL Amendment”) to its credit agreement, dated as of November 27, 2013, among the Borrower, the guarantors party thereto, BofA, as administrative agent and as collateral agent, and each lender party thereto, with respect to its revolving credit facility (the “Revolving Credit Facility”), which includes a consent with respect to the Term Loan Amendment, (ii) a credit facility with Bank of Montreal (the “BMO LC Line”) providing for the issuance of letters of credit, which facility is guaranteed (the “Guaranty”) by Sun Capital Fund V, L.P. (“Sun Fund V”), an affiliate of Sun Capital Partners, Inc., and (iii) a letter agreement (the “Letter Agreement”) which sets forth the terms under which the BMO LC Line shall be issued to BofA.  Further details are contained in, and this description is qualified in its entirety by, the ABL Amendment, the BMO LC Line, the Guaranty and the Letter Agreement, copies of which are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6 and incorporated by reference herein

On July 5, 2017, the Company issued a press release relating to the Term Loan Amendment.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01       Other Events.

On July 5, 2017, the Company issued a press release relating to its proposed rights offering.  The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1 10.2 10.3 10.4 10.5 10.6 99.1 99.2

Term Loan Amendment, dated June 30, 2017, to the Term Loan Facility.

Waiver Letter, dated June 30, 2017, delivered to the Company by certain lenders under the Term Loan Facility.

ABL Amendment, dated June 22, 2017, to the Revolving Credit Facility.

BMO LC Line, dated June 22, 2017.

Guaranty, dated June 22, 2017, from Sun Capital Fund V., L.P.

Letter Agreement, dated June 22, 2017, with Bank of America, N.A.

Press Release of the Company, dated July 5, 2017, relating to the Term Loan Amendment.

Press Release of the Company, dated July 5, 2017, relating to the proposed rights offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINCE HOLDING CORP.

Date: July 5, 2017	By:	/s/ David Stefko
David Stefko
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1 10.2 10.3 10.4 10.5 10.6 99.1 99.2

Term Loan Amendment, dated June 30, 2017, to the Term Loan Facility.

Waiver Letter, dated June 30, 2017, delivered to the Company by certain lenders under the Term Loan Facility.

ABL Amendment, dated June 22, 2017, to the Revolving Credit Facility.

BMO LC Line, dated June 22, 2017.

Guaranty, dated June 22, 2017, from Sun Capital Fund V., L.P.

Letter Agreement, dated June 22, 2017, with Bank of America, N.A.

Press Release of the Company, dated July 5, 2017, relating to the Term Loan Amendment.

Press Release of the Company, dated July 5, 2017, relating to the proposed rights offering.